SCHEDULE 14A INFORMATION

                                           Proxy Statement Pursuant to Section 14(a) of the
                                                    Securities Exchange Act of 1934

[X] Filed by the Registrant
[   ]Filed by a Party other than the Registrant

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule14a-12

                                                        BALDOR ELECTRIC COMPANY
                                           (Name of Registrant as Specified in Its Charter)
                                                --------------------------------------
                               (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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         which the filing fee is calculated and state how it was determined):
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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange  Act Rule  0-11(a)(2)  and  identify  the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the Form or Schedule and the date of its filing.

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BALDOR ELECTRIC COMPANY
P. O. Box 2400
5711 R. S. Boreham, Jr. Street
Fort Smith, Arkansas 72902

March 15, 2002

To our Shareholders:

You are cordially invited to attend our 2002 Annual Shareholders' Meeting.

On the following  pages you will find the Notice of Meeting,  which lists the matters to be conducted at the meeting,  and the Proxy
Statement.  Our  Shareholders'  Meeting will also include a review of 2001  activities  and a discussion  of the  opportunities  and challenges ahead of us.  We believe you will find it interesting.

If you plan on attending the Annual  Meeting and need  information,  such as directions  to the Annual  Meeting  location or lodging suggestions,  please contact the Company's  Shareholder  Relations at (479)  646-4711.  All  shareholders  are invited to attend the meeting in person.  However, to assure your representation at the meeting, you are urged to vote your proxy as soon as possible.

You can now vote  electronically  over the  Internet  or by  telephone.  You may also  vote by using a  traditional  proxy  card and mailing it to us in the  enclosed  postage-paid  return  envelope.  Detailed  voting  instructions  can be found on your proxy card.
Your vote is important.

We appreciate your continuing support.

Sincerely,

R. S. Boreham, Jr.
Chairman

                                                      BALDOR ELECTRIC COMPANY
                                                             NOTICE OF
                                                   ANNUAL MEETING OF SHAREHOLDERS

Date:                      Saturday, April 20, 2002

Time:                      10:30 a.m., local time

Location:                  Breedlove Auditorium on the campus of the
                           University of Arkansas - Fort Smith
                           5210 Grand Avenue
                           Fort Smith, Arkansas

Items of Business:         1.    To elect directors; and

                           2.    To transact  such other  business  as may  properly  come  before the meeting and all  adjournments thereof.

Record Date:               Only  shareholders of record as of the close of business on March 6, 2002, are entitled to notice of, and to vote at, the Annual Meeting and all adjournments.

Annual Report:             Our 2001 Annual Report to  Shareholders  for the fiscal year ended December 29, 2001, is available.  This
                           Annual  Report  is not a part of the proxy  soliciting  material.  To  request  additional  copies of the
                           Company's literature, please contact us at:
                                                                                Attn:  Shareholder Relations
                                 Phone:          479-646-4711                   Baldor Electric Company
                                 Fax:            479-648-5752                   P O Box 2400
                                 Website:        www.baldor.com                 Fort Smith  AR  72902

Proxy Voting:              Shareholders  of record can vote by one of the following  methods and a proxy may be revoked as described in the following Proxy Statement:

                                 1.  By telephone,
                                 2.  By Internet, or
                                 3.  By proxy card

                                                                       By order of the Board of Directors

                                                                       Lloyd G. Davis
                                                                       Secretary

                                                                       March 15, 2002

                                                         TABLE OF CONTENTS

                                                      BALDOR ELECTRIC COMPANY

                                                          PROXY STATEMENT

                                                   ANNUAL MEETING OF SHAREHOLDERS

Date,  time, and place of meeting...The enclosed proxy is solicited on behalf of the Board of Directors of Baldor  Electric  Company
(the "Company") for use at the Annual Meeting of its shareholders.  The meeting will be held as follows:

     Time: 10:30 a.m., local time                    Location:    Breedlove Auditorium on the campus of the
                                                                  University of Arkansas - Fort Smith
     Date: Saturday, April 20, 2002                               5210 Grand Avenue
                                                                  Fort Smith, Arkansas

Company  location and proxy mailing...The Company's  principal  executive  offices are located at 5711 R. S.  Boreham,  Jr.  Street,
Fort Smith,  Arkansas 72901.  This Proxy Statement and the  accompanying  form of proxy are first being sent to our  shareholders on or about March 15, 2002.

                                                               VOTING

Shareholders  entitled to vote...Only the holders of record of the Company's  common  stock,  par value $0.10 per share (the "Common
Stock"),  at the close of business on March 6, 2002,  will be  entitled to notice of and to vote at the Annual  Meeting.  There were
33,964,718  shares of Common Stock  outstanding  as of the close of business on March 6, 2002.  Each share of Common Stock  entitles the holder to one vote on each item of business to be presented for shareholder vote at the Annual Meeting.

Quorum...A majority of the issued and  outstanding  shares  entitled to vote and represented in person or by proxy will constitute a quorum for the transaction of business at the Annual Meeting.  Shares  represented by properly  executed proxies will be counted for determining  whether a quorum exists.  If a broker indicates on the proxy that it does not have  discretionary  authority to vote on a particular  matter (a "broker  non-vote"),  the related  shares will only be  considered  as present and entitled to vote for that particular matter.

Vote  required...The  affirmative  vote of the  holders of a majority  of the shares  constituting  the quorum is  required  for the election of  directors  as set forth in Proposal 1. Shares  represented  by proxies  that direct that the shares be voted to abstain or to  withhold  a vote on a matter,  and  broker  non-votes  deemed to be  present,  will have the  effect of a vote  against  that proposal.  Shares  represented  by proxies  that are marked to deny  discretionary  authority  on other  matters  will be treated as shares present and entitled to vote on those matters and will have the same effect as a vote against approval of such proposals.

Voting  methods...You may vote your shares by  telephone,  over the  Internet,  or by mail as indicated on the attached  proxy card.
If you vote by  telephone or Internet,  you do not need to return your proxy card.  If you choose to vote by mail,  simply mark your proxy card, date and sign it, and return it in the enclosed postage-paid envelope.
Vote at the Annual  Meeting...Your vote by  telephone,  Internet,  or mail will not limit your right to vote at the Annual  Meeting.
If you are not a shareholder  of record,  you must obtain a proxy,  executed in your favor,  from the holder of record to be able to vote at the meeting.

Voting by  employee-participants... The Company  maintains the Baldor Electric  Company  Employees'  Profit Sharing and Savings Plan
(the "Profit Sharing and Savings Plan").  One of the investment  alternatives  for  employee-participants  is the Baldor Stock Fund.
Employee-participants  individually  have the right to direct the trustee of the Profit  Sharing  and  Savings  Plan how to vote the shares of Common Stock that are allocated to their individual accounts.  Employee-participants  may use the telephone,  Internet, or mail to  direct  the  trustee  on how to vote  their  shares.  Instructions  on the  various  voting  methods  can be  found  on the employee-participants  direction  card.  The Profit Sharing and Savings Plan requires the trustee to vote the shares of Common Stock not yet allocated to the accounts of employee-participants in proportion to the votes cast by employee-participants.

Proxies...The persons  named in the proxy are  authorized  to vote the shares of the  shareholders  giving the proxy for any nominee except those  nominees with respect to whom  authority has been  withheld.  All shares that have been properly voted and not revoked will be voted at the Annual  Meeting in  accordance  with the  instructions  received.  If the form of proxy is signed and  returned without any  direction,  shares of the  Company's  Common Stock will be voted FOR the election of the Board's  slate of nominees.  A properly  voted proxy may be revoked at any time before it is exercised  either by attending  the meeting and voting in person or by written  notice to the Secretary of the Company at the address found in this proxy  statement  under the caption  "Company  location and proxy mailing".

Cost of proxy  solicitation...The Company will pay for the cost of the  solicitation of proxies.  Regular  employees of the Company, without additional  compensation,  may personally  solicit proxies or use mail systems,  facsimile,  telephone,  or other reasonable means to solicit  proxies.  Brokerage  firms,  banks,  nominees,  and others will be  requested  to forward  proxy  materials to the beneficial  owners of the  Company's  Common  Stock  held of record  by them.  Currently,  there is no plan to  solicit  proxies  by specially engaged employees or other paid solicitors; however, this may be done if deemed necessary.

                                        PROPOSAL 1  --  ELECTION OF DIRECTORS

The Company's  Restated  Articles of Incorporation and Bylaws,  as amended,  provide for a classified Board of Directors.  The Board is divided into three  classes.  Each class  expires at different  times.  Three members are to be elected to the Board of Directors in 2002.  Each member elected in 2002 will serve for a term of three years.

The persons named in the enclosed  proxy intend to vote such proxy for the election of the three  nominees  named below as directors of the Company.  Each nominee  listed  below will be voted FOR unless the  shareholder  indicates on the proxy that the vote for any one or more of the nominees should be withheld or contrary directions are indicated.

The Board of Directors has no reason to doubt the  availability  of the nominees and each has  indicated a  willingness  to serve if elected.  If any nominee  shall  decline or be unable to serve,  the Board of Directors,  in its  discretion,  may either reduce the size of the Board or the proxies will be voted for a substitute nominee designated by the Board of Directors.

                                          Information Regarding the Nominees for Directors
                                           to be Elected in 2002 for Terms Ending in 2005

Jefferson  W.  Asher,  Jr.  ...  Independent  Management  Consultant,  providing  assistance  to  corporations,  attorneys,  banking institutions,  and other creditors,  for more than five years;  Director of California Beach  Restaurants,  Inc. (OTC);  Director of
Zing Wireless, Inc.

Richard E. Jaudes ...  Partner at  Thompson  Coburn LLP, a law firm which  provides  legal  counsel to the  Company,  since 1997;  a partner at Peper, Martin, Jensen, Maichel and Hetlage, a law firm, prior to 1997.

Robert J. Messey ... Senior Vice President and Chief Financial  Officer of Arch Coal, Inc. (NYSE),  the nation's second largest coal producer,  since December 2000; Vice President - Financial  Services of Jacobs  Engineering  Group, Inc. (NYSE), one of the nation's largest  engineering firms, from 1999 thru December 2000; Senior Vice President and Chief Financial Officer of Sverdrup  Corporation
from 1993 to 1999.

                               Information Regarding the Directors Who Are Not Nominees for Election
                                                and Whose Terms Continue Beyond 2002

Merlin J. Augustine,  Jr. ...  Associate Vice Chancellor for Finance and  Administration  and Director of Customer  Relations at the
University of Arkansas in Fayetteville for more than five years;  Member of the Board of Arkansas  Science and Technology  Authority
since 2000; Founder and Chief Executive Officer of the M & N Augustine Foundation for Human Development, Inc. since 1992.

R. S. Boreham,  Jr. ... The Company's Chairman of the Board since 1981 and Chief Executive Officer from 1978 through 1992;  Director of USA Truck, Inc. (NASDAQ) since 1992.

John A. McFarland ... The Company's  Chief  Executive  Officer since January 2000,  President  since  November 1996,  Executive Vice
President - Sales and Marketing from August 1996 to November 1996, and Vice President - Sales from May 1991 to August 1996.

Robert L. Proost ...  Financial  Consultant and Lawyer;  Former Director,  Corporate Vice President,  Chief Financial  Officer,  and
Director of Administration of A.G. Edwards & Sons, Inc., a securities  brokerage and investment  banking firm which has historically provided  investment  banking services to the Company (retired March 2001);  Former  Director,  Vice President,  and Chief Financial
Officer of A.G. Edwards, Inc. (NYSE), and of various subsidiaries (retired March 2001).

R. L. Qualls ... The Company's Vice Chairman of the Board from 1996 through 2000,  Chief  Executive  Officer from 1993 through 1997, and President from 1990 through 1996; Director of Bank of the Ozarks, Inc. (NASDAQ) since 1997.

Barry K.  Rogstad...President of the American  Business  Conference,  a coalition of mid-size  fast-growing  firms,  which  promotes public policies to encourage growth, job creation, and a higher standard of living for all Americans, for more than five years.

                                                   General Information Regarding
                                            Current Directors and Nominees for Election

                                                   Year of            Director           Current Term
                          Name                      Birth               Since               Expires
             -------------------------------- ------------------ -------------------- --------------------
             Jefferson W. Asher, Jr.                1924                1973                 2002
             Merlin J. Augustine, Jr.               1943                2000                 2003
             R. S. Boreham, Jr.                     1924                1961                 2004
             Richard E. Jaudes                      1943                1999                 2002
             John A. McFarland                      1951                1996                 2003
             Robert J. Messey                       1946                1993                 2002
             Robert L. Proost                       1937                1988                 2003
             R. L. Qualls                           1933                1987                 2004
             Barry K. Rogstad                       1940                2001                 2004

                                              Information About the Board of Directors
                                                    and Committees of the Board

Board of  Directors  ... In  addition  to its  normal  responsibilities,  the Board of  Directors,  as a whole,  approves  executive compensation.  During the fiscal year ended  December 29, 2001  ("fiscal  year 2001"),  the Board of Directors  held four  meetings.
Below are the current committee memberships and other information about the committees of the Board of Directors.

                                                 Executive         Audit          Stock Option         Nominating
                          Name                   Committee       Committee         Committee           Committee
             -------------------------------- ---------------- --------------- ------------------- -------------------
             Jefferson W. Asher, Jr.                              Chairman
             -------------------------------- ---------------- --------------- ------------------- -------------------
             -------------------------------- ---------------- --------------- ------------------- -------------------
             Merlin J. Augustine, Jr.                                                                      *
             -------------------------------- ---------------- --------------- ------------------- -------------------
             -------------------------------- ---------------- --------------- ------------------- -------------------
             R. S. Boreham, Jr.                  Chairman                                                  *
             -------------------------------- ---------------- --------------- ------------------- -------------------
             -------------------------------- ---------------- --------------- ------------------- -------------------
             Richard E. Jaudes                                                         *
             -------------------------------- ---------------- --------------- ------------------- -------------------
             -------------------------------- ---------------- --------------- ------------------- -------------------
             John A. McFarland                       *                                                  Chairman
             -------------------------------- ---------------- --------------- ------------------- -------------------
             -------------------------------- ---------------- --------------- ------------------- -------------------
             Robert J. Messey                                        *              Chairman
             -------------------------------- ---------------- --------------- ------------------- -------------------
             -------------------------------- ---------------- --------------- ------------------- -------------------
             Robert L. Proost                                        *                 *
             -------------------------------- ---------------- --------------- ------------------- -------------------
             -------------------------------- ---------------- --------------- ------------------- -------------------
             R. L. Qualls                            *
             -------------------------------- ---------------- --------------- ------------------- -------------------
             -------------------------------- ---------------- --------------- ------------------- -------------------
             Barry K. Rogstad
             ================================ ================ =============== =================== ===================
             ================================ ================ =============== =================== ===================
             Meetings held during
             fiscal year 2001                        7                4                 4                     0     **
      -------------------------------- ---------------- --------------- ------------------- -------------------

             *    Committee membership
             **   Nominating Committee meetings were held in December 2000 and January 2002.

Executive  Committee  ...  Between  meetings of the Board,  the  Executive  Committee  is  empowered  to act in lieu of the Board of
Directors  except on those matters for which the Board of Directors has  specifically  reserved  authority to itself or as set forth in the Company's  Bylaws,  as amended.  The Executive  Committee  administers the 1989 Stock Option Plan for Non-Employee  Directors
(the "1989  Plan") and the 1996 Stock Option Plan for  Non-Employee  Directors  (the "1996 Plan") both of which have expired  except for options  outstanding.  The Executive Committee also administers the Stock Option Plan for Non-Employee  Directors (the "Director
Plan") that was approved by the  Company's  shareholders  in 2001.  The  Executive  Committee is comprised of directors who are also executive officers and employees of the Company and a non-employee director.

Audit  Committee  ... The Audit  Committee  performs the  following  functions:  assists the Board of Directors in the  selection of independent  auditors,  directs and supervises  investigations  into matters relating to audit  functions,  reviews with independent auditors the plans and results of the audit engagement,  reviews the degree of independence of the auditors,  considers the range of audit and non-audit  fees,  and reviews the adequacy of the  Company's  system of internal  accounting  controls.  More  information regarding the Audit Committee can be found in this proxy  statement  under the captions "The Audit Committee  Report" and "Statement of Director Independency".  The Audit Committee is comprised of three non-employee independent directors.

Stock Option  Committee ... The Stock Option  Committee  administers  the Company's 1987 Incentive  Stock Plan (the "1987 Plan") and
1994 Incentive  Stock Plan (the "1994 Plan").  These plans are employee  stock plans.  The Stock Option  Committee also  administers the 1990 Stock Plan for District Managers (the "1990 Plan").  The 1987 Plan has expired except for outstanding  options.  Awards can be made from the 1994 Plan and the 1990 Plan.  The Stock Option  Committee  has the  exclusive  authority to determine  which of the eligible  participants  are to receive  awards and to determine  the amount and the terms and  conditions of the awards made to each participant.  The Stock Option Committee is comprised of three non-employee independent directors.

Nominating  Committee ... The  Nominating  Committee is  responsible  for searching for and reviewing  possible  candidates  for the
Board of  Directors.  The  Committee is also  responsible  for proposing to the Board of Directors a slate of directors for election by the shareholders at each annual meeting and proposing candidates to fill any vacancies on the Board.

Director  Compensation  ... Under the terms of the 1996 Plan,  each  non-employee  director  received an option grant on January 31,
2001.  Each grant  included:  (1) an option to purchase  3,240 shares of the  Company's  Common  Stock  having an exercise  price of
$21.82 (the composite  closing price of the Common Stock on that date),  and (2) an option to purchase 2,160 shares of the Company's
Common Stock having an exercise  price of $10.91 (50% of the composite  closing  price of the Common Stock on that date).  Under the terms of the Director Plan,  eligible  directors  received an option grant on April 30, 2001. Each grant included:  (1) an option to purchase 3,240 shares of the Company's  Common Stock having an exercise  price of $20.86 (the composite  closing price of the Common
Stock on that date),  and (2) an option to purchase  2,160 shares of the Company's  Common Stock having an exercise  price of $10.43
(50% of the  composite  closing  price of the Common Stock on that date).  Only two of the Company's  seven  non-employee  directors were eligible for the grant on April 30, 2001. The annual option grants become  exercisable  immediately  and all options expire ten years  after  the  grant  date.  Only  non-employee  independent  directors  are  compensated  for  their  services  on the Board of
Directors.  A summary of the quarterly fees paid for board and committee service for fiscal year 2001 follows.

                                      Executive         Audit          Stock Option       Nominating
                       Director       Committee       Committee         Committee          Committee
     ---------------- ------------ ---------------- --------------- ------------------- ----------------
     Chairman                $ 0            $ 0        $ 3,250            $ 800                 $ 0
     ---------------- ------------ ---------------- --------------- ------------------- ----------------
     ---------------- ------------ ---------------- --------------- ------------------- ----------------
     Member             $ 4,250        $ 1,500         $ 2,200            $ 800              $ 400
     ---------------- ------------ ---------------- --------------- ------------------- ----------------

              SECURITY OWNERSHIP OF
                                              CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following  table sets forth  information  as of March 6, 2002,  regarding all persons known to the Company to be the  beneficial owners of more than five percent of the Company's  Common Stock.  The table also  includes  security  ownership for each director of the Company,  each nominee for election as a director,  each of the executive officers named in the Summary  Compensation Table (the
"Named Executive Officers"), and all executive officers and directors as a group.

                                                                  Amount and Nature of          Percent of
                      Name                                        Beneficial Ownership           Class     (1)

         The Baldor Electric Company
         Profit Sharing and Savings Plan                              3,578,623   (2)              10.5%
             P. O. Box 2400
             Fort Smith, Arkansas 72902

         Fred C. Ballman                                              3,052,904   (3)               9.0%
             P. O. Box 6638
             Fort Smith, Arkansas 72906

         R. S. Boreham, Jr.                                           1,585,013   (4)               4.6%

         Lloyd G. Davis                                                 319,301   (5)               *

         John A. McFarland                                              305,021   (6)               *

         R. L. Qualls                                                   189,907   (7)               *

         Gene J. Hagedorn                                               122,344   (8)               *

         Jefferson W. Asher, Jr.                                        100,609   (9)               *

         Robert L. Proost                                                81,540   (10)              *

         Robert J. Messey                                                64,934   (11)              *

         Randal G. Waltman                                               55,485   (12)              *

         Richard E. Jaudes                                               11,914   (13)              *

         Merlin J. Augustine, Jr.                                        10,539   (14)              *

         Barry K. Rogstad                                                 6,400   (15)              *

         All executive officers and directors
             as a group (19 persons)                                  3,244,877   (16)              9.3%
_______________

 *       Less than 1%.

(1)    Percentage is calculated in accordance  with Rule  13d-3(d)(1)  under the  Securities  Exchange Act of 1934, as amended.  The numerator consists of the number of shares of the Company's Common Stock owned by each individual  (including shares issuable upon  exercise of stock  options  which are  currently  exercisable  or  exercisable  within 60 days of March 6,  2002).  The denominator  consists of all issued and outstanding  shares of the Company's Common Stock plus those shares that are issuable upon the exercise of stock  options for that  individual or group of  individuals.  All  "exercisable"  options as defined on this page include shares  issuable upon exercise of stock options that are currently  exercisable  or  exercisable  within 60 days of March 6, 2002.

(2)    Based on  correspondence  dated March 6, 2002,  received from the trustee of the Company's  Profit  Sharing and Savings Plan, participants in such Plan have sole voting power and shared investment power over 3,578,623 shares.

(3)    Shared voting and shared investment power over 3,020,504 shares; includes exercisable options to purchase 32,400 shares.

(4)    Shared voting and shared  investment power over 185,799 shares;  sole voting and sole investment power over 1,213,594 shares;
       sole voting and shared  investment  power over 2,388  shares in the Profit  Sharing and Savings  Plan;  includes  exercisable options to purchase 183,232 shares.

(5)    Sole voting and sole investment power over 98,983 shares;  shared voting and shared investment power over 13,334 shares; sole voting and shared  investment power over 20,162 shares and shared voting and shared investment power over 2,856 shares in the
       Profit Sharing and Savings Plan; includes exercisable options to purchase 152,233 shares directly and 31,733 indirectly.

(6)    Shared voting and shared investment power over 127,422 shares;  sole voting and shared investment power over 29,599 shares in the Profit Sharing and Savings Plan; includes exercisable options to purchase 148,000 shares.

(7)    Sole voting and sole  investment  power over 175,145  shares;  shared voting and shared  investment  power over 9,362 shares;
       includes exercisable options to purchase 5,400 shares.

(8)    Shared voting and shared  investment power over 46,858 shares;  sole voting and shared  investment power over 6,153 shares in the Profit Sharing and Savings Plan; includes exercisable options to purchase 69,333 shares.

(9)    Sole voting and sole investment power over 73,609 shares; includes exercisable options to purchase 27,000 shares.

(10)   Sole voting and sole  investment  power over 14,100  shares;  shared voting and shared  investment  power over 18,840 shares;
       includes exercisable options to purchase 48,600 shares.

(11)   Sole voting and sole investment power over 362 shares; shared voting and shared investment power over 8,712 shares;  includes exercisable options to purchase 55,860 shares.

(12)   Sole voting and sole investment  power over 12,412 shares;  sole voting and shared  investment power over 4,907 shares in the
       Profit Sharing and Savings Plan; includes exercisable options to purchase 38,166 shares.

(13)   Sole voting and sole investment power over 1,114 shares; includes exercisable options to purchase 10,800 shares.

(14)   Shared voting and shared investment power over 1,899 shares; includes exercisable options to purchase 8,640 shares.

(15)   Shared voting and shared investment power over 3,160 shares; includes exercisable options to purchase 3,240 shares.

(16)   Sole voting and sole investment power over 1,636,631  shares;  shared voting and shared investment power over 499,094 shares;
       sole voting and shared  investment  power over 94,920  shares in the Profit  Sharing and Savings Plan;  includes  exercisable options to purchase 1,014,232 shares.

                                                       EXECUTIVE COMPENSATION

The following  table sets forth  certain  information  regarding  compensation  paid during each of the Company's  last three fiscal years to each of the Company's Named Executive Officers.

                                                     Summary Compensation Table

                                                                         Long Term Compensation
                                            Annual Compensation            Awards         Payouts
                                                           Other    Restricted Securities              All
                                                           Annual     Stock    Underlying LTIP        Other
 Name and Principal Position       Year  Salary   Bonus  ompensation  Award(s)  Options   Payouts  Compensation (1)
                                          ($)      ($)       ($)         ($)      (#)      ($)         ($)

John A. McFarland                  2001  270,000 221,704      0           0     26,000      0        25,489
President and                      2000  250,000 247,500      0           0     26,000      0        26,129
Chief Executive Officer            1999  215,000 215,000      0           0     26,000      0        26,903

R. S. Boreham, Jr.                 2001  210,000 172,436      0           0     13,000      0        52,457
Chairman                           2000  270,000 267,300      0           0     19,500      0        57,186
                                   1999  363,000 362,000      0           0     23,400      0        53,975

Lloyd G. Davis                     2001  206,000 169,152      0           0     14,300      0        26,739
Executive Vice President,          2000  200,000 198,000      0           0     14,300      0        27,401
Chief Operating Officer, and       1999  190,000 150,000      0           0     14,300      0        29,367
Secretary

Gene J. Hagedorn                   2001  125,000  53,373      0           0      6,500      0        19,628
Vice President - Materials         2000  120,000  59,400      0           0      6,500      0        19,555
                                   1999  112,000  53,000      0           0      8,800      0        20,124

Randal G. Waltman                  2001  115,000  61,584      0           0      6,500      0        18,270
Vice President -                   2000  110,000  54,450      0           0      6,500      0        17,657
Motor Engineering and              1999  108,000  32,000      0           0      7,800      0        17,298
Operations

  ______________

  (1)  The amounts  disclosed  in this column  include  contributions  to the Company  Profit  Sharing and Savings  Plan,  a defined contribution  plan.  This  is  comprised  of two  plans:  profit  sharing  plan  and  401(k)  savings.  The  Company  makes a contribution  to the profit sharing plan equal to 12% of pre-tax  earnings for  participating  companies.  The profit sharing contribution  is allocated  among eligible  employees in proportion to their total  compensation.  The Company makes matching contributions  to  the  savings  plan  at a  rate  no  greater  than  25% of the  first  6% of the  participating  employee's compensation.  Due to the  limits on the total  amount of Company  and  employee  contributions,  the above  Named  Executive
       Officers did not receive their full  allocation  amounts to the Profit Sharing and Savings Plan. The Company also maintains a split-dollar  life  insurance plan for all executive  officers.  The Company makes the premium  payments on the  split-dollar life  insurance  policies  that vary  according  to age and  insurance  coverage for each  officer.  Each  executive  officer reimburses the Company for a portion of the premium that represents the full value  attributable  to term life coverage.  The amounts included as compensation for each Named Executive  Officer were calculated  using the  interest-foregone  method that more  accurately  reflects the benefit  received by the  participant.  The fiscal year 2001 amounts in this column  represent
       Company contributions consisting of the following:

                                               Contributions          Contributions        Split-Dollar
                                                  to the                 to the           Life Insurance
                      Name                  Profit Sharing Plan      401(k) Savings          Premiums
                                                    ($)                    ($)                  ($)

                  John A. McFarland               15,354                  2,006                8,129
                  R. S. Boreham, Jr.              15,354                  2,253               34,850
                  Lloyd G. Davis                  15,354                  2,550                8,835
                  Gene J. Hagedorn                15,354                  1,875                2,399
                  Randal G. Waltman               14,245                  1,581                2,444

                                                  Option Grants in Last Fiscal Year

                                                          Individual Grants
                                    Number of     % of Total                  Market
                                   Securities       Options                   Price
                                   Underlying     Granted to                   on                      Grant Date
                                    Options      Employees in     Exercise    Grant      Expiration     Present
               Name                 Granted       Fiscal Year       Price     Date          Date          Value    (1)
                                       (#)                         ($/sh)    ($/sh)                       ($)

         John A. McFarland           20,000 (2)       5.0%          21.35     21.35        2/4/2011      70,400
                                      6,000 (3)       1.5%          10.68     21.35        2/4/2011      63,420

         R. S. Boreham, Jr.          10,000 (2)       2.5%          21.35     21.35        2/4/2011      35,200
                                      3,000 (3)       0.8%          10.68     21.35        2/4/2011      31,710

         Lloyd G. Davis              11,000 (2)       2.8%          21.35     21.35        2/4/2011      38,720
                                      3,300 (3)       0.8%          10.68     21.35        2/4/2011      34,881

         Gene J. Hagedorn             5,000 (2)       1.3%          21.35     21.35        2/4/2011      17,600
                                      1,500 (3)       0.4%          10.68     21.35        2/4/2011      15,855

         Randal G. Waltman            5,000 (2)       1.3%          21.35     21.35        2/4/2011      17,600
                                      1,500 (3)       0.4%          10.68     21.35        2/4/2011      15,855

  _______________

  (1)  The Company used the  Black-Scholes  option pricing model to determine grant date present value.  Calculations are based on a ten-year option term and the following  weighted average  variables  assumptions:  expected option life of 8 years;  interest rate of 5.2%;  annual  dividend yield of 2.4%; and volatility of 3.6%.  Because the present values are based on estimates and assumptions, the amounts reflected in this table may not be achieved.

  (2)  Incentive stock options to purchase shares of Common Stock of the Company were granted at the composite  closing price of the
       Common Stock on the date of grant and are 100% exercisable six months and one day following the grant date.

  (3)  Non-qualified  options to purchase  shares of  restricted  Common Stock of the Company  were granted at 50% of the  composite closing price of the Common Stock on the date of grant with full vesting  occurring on the fifth  anniversary  date.  Vesting may be  accelerated  by early  exercise or when certain events  relating to change of the Company's  ownership  occur.  Until vesting occurs,  the restricted shares acquired on exercise of such options:  (a) have dividend rights, (b) may be voted, (c)
       cannot be sold or transferred  until they are vested,  and (d) are forfeitable under certain  circumstances.  The options are
       100% exercisable six months and one day following the grant date.

                                           Aggregated Option Exercises in Last Fiscal Year
                                                       and FY-End Option Values

                                                               Number of
                                                         Securities Underlying                Value of
                          Shares                              Unexercised                    Unexercised
                        Acquired on     Value                   Options                 In-the-Money Options
       Name              Exercise     Realized  (1)            at FY-End (#)               at  FY-End  ($)  (2)
                            (#)          ($)         (Exercisable) (Unexercisable)  (Exercisable) (Unexercisable)

  John A. McFarland       14,534      211,651           166,000              0          721,700             0

  R. S. Boreham, Jr.      10,000      120,729           183,232              0          979,707             0

  Lloyd G. Davis          12,000      164,200           183,966              0        1,169,572             0

  Gene J. Hagedorn         3,566       47,332            85,333              0          558,752             0

  Randal G. Waltman            0            0            38,166              0          133,960             0

  _______________

  (1)  Represents the difference  between the option exercise price and the composite  closing price of the Common Stock on the date of exercise multiplied by the number of shares acquired upon exercise.

  (2)  Represents the difference  between the $20.75  composite  closing price of the Common Stock as reported by the New York Stock
       Exchange on December 28, 2001, the last trading day of fiscal year 2001, and the exercise price of the options  multiplied by the number of shares of Common Stock underlying the options.  The numbers shown reflect the value of options accumulated over a nine-year period.

                                                    Change of Control Arrangements

  Pursuant to agreements under the 1987 Plan and the 1994 Plan,  outstanding  restricted  Common Stock of the Company acquired by an early  exercise of a  non-qualified  stock  option will fully vest and be free of  restrictions  without  the  requirement  of any further  act by the  Company  or the  shareholder  in the event of a "Change  of  Control"  of the  Company  as  defined  in those agreements.

                                     Compensation Committee Interlocks and Insider Participation

  Although  the  Company has no  standing  compensation  committee  of the Board of  Directors,  the  Executive  Committee  performs functions similar to those customarily  performed by such committee by making  recommendations to the Board; however, the Board of
  Directors,  as a whole, approves the salary and contingent  compensation  arrangements for executive officers and the remuneration arrangements  for directors.  The Stock Option  Committee  administers  the 1981 Plan, the 1987 Plan, and the 1994 Plan, all Plans
  relating to employees.  The Executive  Committee  administers the 1989 Plan, the 1996 Plan, and the Director Plan, all relating to non-employee  directors.  The 1981 Plan and all  outstanding  grants from the 1981 Plan expired in 2001.  The 1987 Plan,  the 1989
  Plan,  and the 1996 Plan have expired  except for options  outstanding.  The members of the Executive  Committee are the following directors:  R. S. Boreham,  Jr., John A. McFarland,  and R. L. Qualls.  Messrs.  Boreham and McFarland were executive  officers of the Company  during  fiscal year 2001.  The members of the Stock  Option  Committee  are the  following  non-employee  independent directors:  Richard E. Jaudes, Robert J. Messey, and Robert L. Proost.

                                      Report of the Board of Directors on Executive Compensation

  The Company applies a consistent  philosophy to compensation for all employees,  including senior  management.  This philosophy is based on the premise that the  achievements of the Company result from the coordinated  efforts of all individuals  working toward common  objectives.  The Company strives to achieve those objectives  through teamwork that is focused on meeting the expectations of customers and shareholders.

  The Company's  Officers'  Compensation Plan (the "Plan") is objective,  formula driven,  and has been  consistently  applied since
  1973.  The Plan is  designed  to ensure  that an  appropriate  relationship  exists  between  executive  pay and the  creation  of shareholder  value.  The primary  goals of the Plan are to ensure  that total  compensation  is fair  internally,  is  competitive externally,  and offers  performance  motivation.  For  purposes  of this  report,  total  compensation  is defined as salary plus contingent  compensation.  The Plan combines annual base compensation with contingent  compensation,  both of which are based upon individual  performance  and the  Company's  performance.  The Company  believes  that the goals of the Plan are met by  providing competitive compensation that will motivate and retain key employees.

  Total  compensation  for all  executive  officers  is  established  within the range of salaries  and bonuses for persons  holding similar positions at other  comparably-sized  manufacturing  companies,  utilizing independent salary survey data. The survey data is a composite of all  manufacturing  companies that are comparably  sized based upon sales volume.  The  independent  survey does not provide a detailed list of all  participating  companies;  however,  many of the participating  companies are listed,  some of which are included in the  Performance  Graph. In general,  the total  compensation  for all executive  officers is expected to be slightly below the median for similar  positions  compared to the  independent  survey data.  This is accomplished by establishing the annual base portion of  compensation  at the low end of the survey with the potential  incentive  portion being slightly above the median.  This results in a greater emphasis being placed upon individual performance and the Company's performance.

  The total compensation  individual officers may earn is subjective based upon the individual's position,  experience,  and ability to  affect  the  Company's  performance.  In  establishing  each  officer's  annual  base  and  potential  contingent  portion  of compensation,  additional  consideration  includes the  individual's  past  performance,  initiative and  achievement,  and future potential, as well as the Company's performance.

  The  potential  contingent  compensation  pool is based upon the sales and  earnings  performance  of the Company and the relative weights are 75% sales and 25% earnings.  Compensation  attributable to the sales  component  increases or decreases in relation to sales.  Compensation  attributable to the earnings component increases if earnings exceed a percentage of shareholders'  equity as determined by the Board of Directors  and decreases if earnings are less than such amount.  Each  individual  executive  officer's participation  in the potential  contingent  compensation  pool is determined as described  above and is assigned such that if the
  Company achieves its sales and earnings objectives,  the salary and contingent  compensation combined will be competitive with the industry and will remain  consistent  with the Company's  philosophy and the Plan. The outcome of the Company's sales and earnings for fiscal year 2001 resulted in actual bonuses equaling 30% to 45% of total compensation for the Named Executive Officers.

  The factors  considered in determining  the  compensation  package for the Chief  Executive  Officer for fiscal year 2001 were the same as those described  above for executive  officers.  The total  compensation  for the Chief Executive  Officer is considerably below the median of comparably sized  manufacturing  companies.  This median was obtained from independent salary survey data that was  utilized in the same  manner for all  executive  officers.  With 50% of the  compensation  at risk  available  in the form of performance  contingent  compensation,  the CEO's total compensation was competitive,  reflected the increase in  responsibilities and experience,  and reflective of the Company's  performance.  In fiscal year 2001, the CEO's contingent  compensation  decreased
  10% as a result of the Company's performance in sales and earnings.

  The Company also maintains stock option plans to provide  additional  incentives to executive officers and other employees to work to maximize  shareholder  value.  The Stock Option Committee has granted  incentive  options to purchase shares of Common Stock of the  Company (at the  composite  closing  price of the Common  Stock on the date of grant) and  non-qualified  options to purchase shares  of  restricted  stock (at 50% of the  composite  closing  price of the  Common  Stock on the date of  grant) to  executive officers and other  employees.  Grants were made in fiscal year 2001 to Named  Executive  Officers and other employees to continue to encourage  long-term  growth and  profitability.  The number of options granted to each executive  officer is subjective  based upon individual performance, future potential, and ability to affect the Company's performance.

  The CEO received  incentive stock options to purchase 26,000 shares of Common Stock,  which  represented  6.5% of the total shares granted.  The number of options  granted was subjective  based upon the CEO's ability to affect the Company's  performance as well as individual performance and future potential.

  The Board of Directors,  as a whole, and the Board's Executive Committee and Stock Option Committee,  as appropriate,  continually review the  executive  compensation  policies  in regards to Section  162(m) of the  Internal  Revenue  Code of 1986,  as amended, pertaining to the Company's  $1,000,000  deductibility  limitation for applicable  compensation paid to Named Executive  Officers.
  In fiscal year 2001, the  deductibility of the Company's  executive  compensation was not affected by the limitation under Section
  162(m).

                                            BOARD OF DIRECTORS

                  R. S. Boreham, Jr...................................Chairman

                  Jefferson W. Asher, Jr.                        Robert J. Messey
                  Merlin J. Augustine, Jr.                       Robert L. Proost
                  Richard E. Jaudes                              R. L. Qualls
                  John A. McFarland                              Barry K. Rogstad

                                                  Performance Graph

                                   Comparison of Five-Year Cumulative Total Return
                              Among Baldor Electric Company, the S&P 500 Index, and the
                               Dow Jones Electrical Components & Equipment Group Index

 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
                          Dec-96           Dec-97           Dec-98           Dec-99           Dec-00           Dec-01
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 Baldor                   100.00           119.43           113.46           103.96           124.30           125.18
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 S&P 500                  100.00           133.36           171.48           207.56           188.66           169.53
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
 DJ ELQ                   100.00           113.58           127.12           187.34           126.42            89.23
 ------------------ ---------------- ---------------- ---------------- ---------------- ---------------- ----------------

                                               Assumes $100 invested at year-end 1996 in
                                          Baldor Electric Company, the S&P 500 Index, and the
                                        Dow Jones Electrical Components & Equipment Group Index

-------------------------------------------------------------------------------------------------------------------------
                                                Compound Annual Growth Rate
-------------------------------------------------------------------------------------------------------------------------
----------------------------------------- --------------------------------------- ---------------------------------------
Baldor                                                        $125                                    4.6%
----------------------------------------- --------------------------------------- ---------------------------------------
----------------------------------------- --------------------------------------- ---------------------------------------
S&P 500                                                       $170                                   11.1%
----------------------------------------- --------------------------------------- ---------------------------------------
----------------------------------------- --------------------------------------- ---------------------------------------
DJ ELQ                                                         $89                                   -2.3%
----------------------------------------- --------------------------------------- ---------------------------------------

                                                        AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Company  oversees the Company's  financial  reporting  process on behalf of the
Board of Directors.  Management has the primary  responsibility for the financial  statements and the reporting  process,  including the systems of internal  controls.  In fulfilling its oversight  responsibilities,  the Audit  Committee  reviewed and discussed the audited  financial  statements  in the  Annual  Report  with  management,  including  a  discussion  of the  quality,  not  just the acceptability,  of the accounting  principles,  the reasonableness of significant  judgments,  and the clarity of disclosures in the financial statements.  The Audit Committee makes the following statements:

   o   The Audit Committee is governed by a formal written charter (1);

   o   The Audit  Committee is comprised of directors  that the Company's  Board of Directors has determined to be  "independent  of management" (2);

   o   The Audit Committee has reviewed and discussed the annual audited financial statements with management;

   o   The Audit Committee has discussed with the independent  auditors the matters required by Statement on Auditing  Standards No.
       61, Communications with Audit Committees;

   o   The Audit Committee has received from the independent  auditors the required  written  communication  and discussed with them their  independence  as  required by  Independence  Standards  Board  Standard  No. 1,  Independence  Discussions  with Audit
       Committees;

   o   The Audit Committee has considered the compatibility of non-audit services with the auditors' independence; and

   o   The Audit  Committee,  based on the above reviews and  discussions,  recommended  to the Board of Directors  that the audited financial  statements be included in the Company's  Annual  Report on Form 10-K for filing with the  Securities  and Exchange
       Commission.
  ____________

  (1)    There have been no  amendments  to the  Company's  Audit  Committee  Charter  that was  adopted by the  Company's  Board of
         Directors on February 5, 2001, and included in the Company's Proxy Statement issued in March 2001.

   (2)   A detailed  determination  of member  independency is included in this Proxy Statement under the sub-caption  "Statement of
         Director Independency".

                                                     AUDIT COMMITTEE

                  Jefferson W. Asher, Jr. ...............................................Chairman

                  Robert J. Messey                                                Robert L. Proost

                                         Statement of Director Independency

The Company's Board of Directors,  as a whole,  strongly believes that the Audit Committee and its function are extremely  important to the integrity of the Company.  All members of this Committee are appointed,  in substantial  part,  because they are  financially astute,  having  the  experience,  education,  and  ability  to read and  understand  financial  information  and  regulations.  The independence of each member of the Audit Committee is critically reviewed for the following requirements:

   o   There is not,  and has not been in the last five  years,  any  known  family  relationship  between  any  member of the Audit
       Committee and any other member of the Board of Directors or any employee of the Company.

   o   No member of the Audit Committee accepts  compensation from the Company other than for board service and committee membership service.

   o   Members  of the  Audit  Committee  are  appointed  because  of their  qualifications  of  being  "financially  literate"  and knowledgeable of securities regulations.

The Company's  Board of Directors has paid close  attention to the  independency  of the members of the Company's  Audit  Committee.
Based on the  factors  mentioned  above,  it is the  opinion of the Board of  Directors,  as a whole,  that each member of the Audit
Committee  has no  relationship  which would  interfere  with the exercise of  independent  judgment as an Audit  Committee  member, provides  services and  qualifications  that are in the best interests of the Company and its  shareholders,  and is "independent of management" so that the member's  participation  on the Company's  Audit Committee does not violate para. 3.03 of the Listed Company
Manual of the New York Stock Exchange.

                                                   BOARD OF DIRECTORS

                  R. S. Boreham, Jr............................................Chairman

                  Jefferson W. Asher, Jr.                              Robert J. Messey
                  Merlin J. Augustine, Jr.                             Robert L. Proost
                  Richard E. Jaudes                                    R. L. Qualls
                  John A. McFarland                                    Barry K. Rogstad

                                                INDEPENDENT AUDITORS

The  Company is  presently  utilizing  the  services  of Ernst & Young LLP,  which has been the  Company's  independent  auditor and principal  accountant  since 1972. The Audit Committee and the Board of Directors will consider the  reappointment  of Ernst & Young
LLP as the Company's  independent  auditors and principal  accountant for the fiscal year ending December 28, 2002, at the Company's next  regular  Board of  Directors  meeting  in April.  The  Company  has no reason to  believe  that  Ernst & Young LLP will not be reappointed;  however,  no final  determination  has yet been made by the Board of Directors.  Representatives  of Ernst & Young LLP
will be present at the Annual  Meeting  with an  opportunity  to make a statement  if they desire to do so and will be  available to respond to  appropriate  questions.  A summary of the fees  associated  with the services  performed by Ernst & Young LLP for fiscal year 2001 follows.  All "other" fees primarily relate to audit related services, tax return compilations, and tax consultations.

Type of Fee                                                                          Amount of Fee
-------------------------------------------------------------------------------- ---------------------
-------------------------------------------------------------------------------- ---------------------
Audit                                                                                   $150,000
Other                                                                                   $115,536
Consulting (other than accounting and tax related)                                            $0
Financial information systems design and implementation                                       $0

                                   SHAREHOLDER PROPOSALS and NOMINATION DEADLINES

Any shareholder of the Company  eligible to vote in an election may make  shareholder  proposals and nominations for the 2003 Annual
Meeting.  In order to be considered  for inclusion in the 2003 Proxy  Statement and  considered at the Annual  Meeting to be held in
2003, all shareholder proposals,  nominations,  and notifications must: (1) comply with the Company's Bylaws, as amended, and (2) be appropriately  received by the Secretary of the Company on or after  September  16, 2002,  and on or before  November 15, 2002.  The
Nominating  Committee of the Company's  Board of Directors will consider  candidates for Board  membership  proposed by shareholders who have complied with these procedures.

                                                    OTHER MATTERS

The Board of Directors  knows of no other matters to be presented for  consideration  at the meeting by the Board of Directors or by shareholders who have requested  inclusion of proposals in the Proxy  Statement.  If any other matter shall properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgment.

March 15, 2002

FRONT OF DIRECTION CARD

                                                         [ LOGO ]

PROFIT SHARING AND SAVINGS PLAN                                                                      PROFIT SHARING AND SAVINGS PLAN

                                                  BALDOR ELECTRIC COMPANY

                                     Annual Meeting of Shareholders on April 20, 2002

The  undersigned,  a participant  in the Baldor  Electric  Company  Profit  Sharing and Savings Plan (the  "Plan"),  hereby directs  Wachovia Bank of North Carolina,  N.A., as Trustee (the "Trustee") of the Plan Trust (the "Trust"),  at the Annual
Meeting  of  Shareholders  of  Baldor  Electric  Company,  to be held in the  Breedlove  Auditorium  on the  campus  of the
University of Arkansas - Fort Smith located at 5210 Grand Avenue,  Fort Smith,  Arkansas,  on Saturday,  April 20, 2002, at
10:30 a.m.,  local time, and all  adjournments  thereof,  to vote, as indicated on the reverse side of this direction card, the shares of Common Stock of Baldor  Electric  Company which the  undersigned  is entitled to vote with all the powers the undersigned would possess if present at the meeting.

This direction card, when properly  executed,  will be voted in the manner directed herein by the undersigned  participant.
As Trustee,  you are authorized to vote the shares of the undersigned  upon such other business as may properly come before the meeting and all adjournments thereof.

                If no direction is made, voting will be controlled by the terms of the Plan and the Trust.
              In order for the Trustee to vote the shares of the Plan, your voting direction must be received no later than 12:00 noon, local time, on April 18, 2002.

                         PLEASE VOTE YOUR SHARES PROMPTLY USING THE INTERNET, MAIL, OR TELEPHONE.

ADDRESS CHANGES OR COMMENTS? _________________________________________________________________________

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________
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- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                 FOLD AND DETACH HERE

                               Wachovia Bank of North Carolina, N.A. is the trustee for the
                                 Baldor Electric Company Profit Sharing and Savings Plan.

                                        Access to your Baldor investment elections
                                              is available on the Internet at

                                                www.wachoviaretirement.com

                                     To access this service, visit the website above.
         You will be asked for your Social Security Number and your 4 digit Personal Identification Number (PIN).
      If you do not know your PIN, you should call Wachovia at 888-367-7526 as soon as possible to request a new PIN.
                                    Wachovia will mail a new PIN directly to your home.

BACK OF DIRECTION CARD

                                                         Proxy by Mail                        Please mark your votes like this [ X ]
BALDOR ELECTRIC COMPANY                                                                              PROFIT SHARING AND SAVINGS PLAN

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

      1.  Election of Directors                                       For All Nominees       Withhold           For All Except
                                                                      [    ]                 [    ]             [    ]
         Nominees:        Jefferson W. Asher, Jr.
                          Richard E. Jaudes                           To withhold  authority to vote for any nominee listed above,
                          Robert J. Messey                            mark the "For All  Except"  box and write the name(s) of the nominee(s)from whom you wish to withhold authority to vote in the space provided below.

                                                                      ___________________________________________________

Mark the box to the right if you plan to attend the Annual Meeting on April 20, 2002.  [   ]

IF YOU WISH TO VOTE ELECTRONICALLY,                                   COMPANY NUMBER:
PLEASE READ THE INSTRUCTIONS BELOW.                                   PROXY NUMBER:
                                                                      ACCOUNT NUMBER:
Please be sure to sign and date this Direction Card.

Signature __________________________________ Signature ___________________________________ Date ___________________

Please sign exactly as your name(s) appear(s) hereon. When signing as Attorney,  Executor,  Trustee,  Guardian,  or Officer
of a  Corporation,  please give title as such.  For joint  accounts,  all named  holders  should sign.  If you receive more than one direction card, please follow the instructions indicated on each card.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                   FOLD AND DETACH HERE

                                               VOTE BY TELEPHONE OR INTERNET
                                        [ TELEPHONE GRAPHIC ] [ COMPUTER GRAPHIC ]
                                             QUICK * * * EASY * * * IMMEDIATE

                                                  BALDOR ELECTRIC COMPANY

o     You can vote your shares electronically through the Internet or the telephone.
o     Voting electronically eliminates the need to return the direction card.
o     Your  electronic  vote  authorizes  the named  proxies to vote your  shares in the same  manner as if you had marked, signed, dated, and returned the direction card.

TO VOTE YOUR PROXY BY INTERNET       www.continentalstock.com

Have your direction  card in hand when you access the above  website.  Select  "ContinentaLink  Proxy Voting".  You will be prompted to enter the  company  number,  proxy  number,  and  account  number to create an  electronic  ballot.  Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign, and date your direction card above, detach it, and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE          1-800-293-8533

Use any  touch-tone  telephone to vote your proxy.  Have your  direction  card in hand when you call.  You will be prompted to enter the company number, proxy number, and account number.  Follow the voting instructions to vote your shares.

                             PLEASE DO NOT RETURN THE ABOVE CARD IF YOU VOTED ELECTRONICALLY.

FRONT OF PROXY CARD

                                                              [ LOGO ]
COMMON STOCK                                                                                                            COMMON STOCK
                                                      BALDOR ELECTRIC COMPANY

                                        Proxy Solicited on Behalf of the Board of Directors
                                        for Annual Meeting of Shareholders on April 20, 2002

The undersigned hereby appoints R. S. Boreham, Jr. and John A. McFarland,  and each of them, with power of substitution,  as proxies of the  undersigned,  to attend  the  Annual  Meeting  of  Shareholders  of Baldor  Electric  Company,  to be held in the  Breedlove
Auditorium  on the campus of the  University  of  Arkansas - Fort Smith  located at 5210 Grand  Avenue,  Fort  Smith,  Arkansas,  on
Saturday,  April 20, 2002, at 10:30 a.m., local time, and all adjournments  thereof,  and there to vote, as indicated on the reverse side of this proxy card, the shares of Common Stock of Baldor  Electric  Company which the  undersigned is entitled to vote with all the powers the undersigned would possess if present at the meeting.

This  proxy,  when  properly  executed,  will be voted in the  manner  directed  herein  by the  undersigned  shareholder.  In their discretion,  the  proxies  are  authorized  to vote upon such  other  business  as may  properly  come  before the  meeting  and all adjournments thereof.

                          If no direction is made, this proxy will be voted FOR the election of directors.

                              PLEASE VOTE YOUR SHARES PROMPTLY USING THE INTERNET, MAIL, OR TELEPHONE.

ADDRESS CHANGES OR COMMENTS? _________________________________________________________________________

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

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                                                       FOLD AND DETACH HERE

                                             Continental Stock Transfer & Trust Company
                                         is the transfer agent for Baldor Electric Company.

                                     Access to your Baldor shareholder account information and
                                    other shareholder services are available on the Internet at

                                                      www.continentalstock.com

                                          To access this service, visit the website above.
                              You will be asked for your 4 digit Personal Identification Number (PIN).

               If you do not know your PIN, or need assistance with Internet access or any other shareholder service, please contact Continental at 1-800-509-5586.

BACK OF PROXY CARD

                                                         Proxy by Mail                           Please mark your votes like this [
X ]
BALDOR ELECTRIC COMPANY                                                                                                 COMMON STOCK

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

      1.  Election of Directors                                       For All Nominees       Withhold           For All Except
                                                                      [    ]                 [    ]             [    ]
         Nominees:        Jefferson W. Asher, Jr.
                          Richard E. Jaudes                           To withhold  authority  to vote for any nominee listed, mark the
                          Robert J. Messey                            "For All Except" box and write the name(s) of the nominee(s)
                                                                      from  whom  you  wish  to  withhold  authority  to vote in the space provided below.

                                                                      ___________________________________________________

Mark the box to the right if you plan to attend the Annual Meeting on April 20, 2002.  [   ]

IF YOU WISH TO VOTE ELECTRONICALLY,                                   COMPANY NUMBER:
PLEASE READ THE INSTRUCTIONS BELOW.                                   PROXY NUMBER:
                                                                      ACCOUNT NUMBER:
Please be sure to sign and date this Proxy Card.

Signature __________________________________ Signature ___________________________________ Date ___________________

Please sign exactly as your  name(s)  appear(s)  hereon.  When signing as Attorney,  Executor,  Trustee,  Guardian,  or Officer of a
Corporation,  please give title as such.  For joint  accounts,  all named  holders  should sign.  If you receive more than one proxy card, please follow the instructions indicated on each card.
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                                                       FOLD AND DETACH HERE

                                                   VOTE BY TELEPHONE OR INTERNET
                                             [ TELEPHONE GRAPHIC ] [ COMPUTER GRAPHIC ]
                                                  QUICK * * * EASY * * * IMMEDIATE

                                                      BALDOR ELECTRIC COMPANY

o     You can vote your shares electronically through the Internet or the telephone.
o     Voting through the Internet or by telephone eliminates the need to return the proxy card.
o     Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed, dated, and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET                           www.continentalstock.com

Have your proxy card in hand when you access the above  website.  Select  "ContinentaLink  Proxy  Voting".  You will be  prompted to enter the company number, proxy number, and account number to create an electronic ballot.  Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign, and date your proxy card above, detach it, and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY TELEPHONE                          1-800-293-8533

Use any  touch-tone  telephone  to vote your  proxy.  Have your proxy card in hand when you call.  You will be prompted to enter the company number, proxy number, and account number.  Follow the voting instructions to vote your shares.

                                  PLEASE DO NOT RETURN THE ABOVE CARD IF YOU VOTED ELECTRONICALLY.